EXHIBIT 23.1

                         Consent of Independent Auditors

To the Board of Directors
Torbay Holdings, Inc.

We consent to incorporation by reference in the foregoing Registration Statement on Form S-8 of our report dated April 18, 2002, which appears in Torbay Holdings, Inc.'s Annual Report on Form 10-KSB, as amended, for the fiscal year ended December 31, 2001 filed with the Securities and Exchange Commission on November 14, 2002.


                                   /s/  WEINBERG  &  COMPANY,  P.A.
                                   ---------------------------------------
                                   Certified  Public  Accountants

Boca Raton, Florida
February 11, 2003